SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 23, 2003


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-07155                13-2740040
----------------------------- ------------------------- -------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

                One Manhattanville Road, Purchase, New York 10577
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               (Address of Principal Executive Offices) (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 333-59287                 36-2467635
----------------------------- ---------------------- ---------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)          File Number)           Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrants' telephone number, including area code: (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of July 23, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number   Description
-------  -----------

99.1     Press Release issued July 23, 2003


Item 9.  Regulation FD Disclosure (Information is being furnished under Item 12)

On July 23, 2003, R.H. Donnelley Corporation (the "Company") issued a press release containing certain financial results of the Company for the three and six months ended June 30, 2003. Pursuant to SEC Release No. 33-8216, this release is being furnished, not filed, under Item 12, "Results of Operations," to this Current Report on Form 8-K. A copy of this press release has been filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


R.H. DONNELLEY CORPORATION


By:      /s/ ROBERT J. BUSH
         ------------------
         Name: Robert J. Bush
         Title: Vice President and General Counsel


Date:  July 23, 2003


R.H. DONNELLEY INC.


By:      /s/ ROBERT J. BUSH
         ------------------
         Name: Robert J. Bush
         Title: Vice President and General Counsel


Date:  July 23, 2003

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1     Press Release issued July 23, 2003